                                                                   Exhibit 25(a)

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                            ------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                     ---------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                             13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                    43271
(Address of principal executive offices)                     (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                                TARGETS TRUST XXV

            (Exact name of obligor as specified in its charter)

DELAWARE                                                    APPLIED FOR
 (State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                      identification No.)


388 GREENWICH STREET
NEW YORK, NEW YORK                                                10013

(Address of principal executive offices)                     (Zip Code)

           TARGETED GROWTH ENHANCED TERMS SECURITIES OF TARGETS TRUST
                                      XXV
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16.    List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 19th of July, 2005.

                            JPMORGAN CHASE BANK, N.A.

                            By /s/ Thomas Venusti
                               --------------------
                               /s/ Thomas Venusti
                               Assistant Vice President

                                      Exhibit 7 to Form T-1


                                        Bank Call Notice

                                     RESERVE DISTRICT NO. 2
                               CONSOLIDATED REPORT OF CONDITION OF

                                    JPMorgan Chase Bank, N.A.
                          of 270 Park Avenue, New York, New York 10017
                             and Foreign and Domestic Subsidiaries,
                             a member of the Federal Reserve System,

                           at the close of business March 31, 2005, in
                 accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                  ASSETS                                            IN MILLIONS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin                                                    $36,236
    Interest-bearing balances                                             24,384
Securities:
Held to maturity securities                                                  101
Available for sale securities                                             60,180
Federal funds sold and securities purchased under
    agreements to resell
    Federal funds sold in domestic offices                                39,536
    Securities purchased under agreements to resell                      133,265
Loans and lease financing receivables:
    Loans and leases held for sale                                        21,045
    Loans and leases, net of unearned income             $341,550
    Less: Allowance for loan and lease losses               5,313
    Loans and leases, net of unearned income and
    allowance                                                            339,000
Trading Assets                                                           236,590
Premises and fixed assets (including capitalized leases)                   8,425
Other real estate owned                                                      142
Investments in unconsolidated subsidiaries and
  associated companies                                                       840
Customers' liability to this bank on acceptances
    outstanding                                                              592
Intangible assets
        Goodwill                                                          23,365
        Other Intangible assets                                           10,259
Other assets                                                              49,089
TOTAL ASSETS                                                            $983,049
                                                                       =========

                                   LIABILITIES

Deposits

    In domestic offices                                                 $378,772
    Noninterest-bearing                                  $134,412
    Interest-bearing                                      244,360
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's                                               155,364
    Noninterest-bearing                                    $6,701
    Interest-bearing                                      148,663

Federal funds purchased and securities sold under agreements to repurchase:

    Federal funds purchased in domestic offices                            8,918
    Securities sold under agreements to repurchase                        84,208
Trading liabilities                                                      138,428

Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases)                             78,207
Bank's liability on acceptances executed and outstanding                     592
Subordinated notes and debentures                                         17,511
Other liabilities                                                         38,035

TOTAL LIABILITIES                                                        900,035
Minority Interest in consolidated subsidiaries                             1,424

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                  0
Common stock                                                               1,785
Surplus  (exclude all surplus related to preferred stock)                 58,591
Retained earnings                                                         21,936
Accumulated other comprehensive income                                     (722)
Other equity capital components                                                0
TOTAL EQUITY CAPITAL                                                      81,590
                                                                          ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $ 983,049
                                                                       =========






I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

 We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                             WILLIAM B. HARRISON, JR. )
                             JAMES DIMON              ) DIRECTORS
                             MICHAEL J. CAVANAGH      )